                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



                               February 10, 1998
        ---------------------------------------------------------------
               Date of Report (Date of earliest event reported)



             Imperial Credit Commercial Mortgage Investment Corp.
        ---------------------------------------------------------------
            (Exact name of registrant as specified in its charter)



           Maryland                   000-23089               95-4648345
  ---------------------------        ------------         -------------------
  State or other jurisdiction        (Commission            (IRS Employer
       of incorporation)             File Number)         Identification No.)



           11601 Wilshire Blvd., Suite 2080, Los Angeles, CA   90025
       ----------------------------------------------------------------
          (Address of principal executive offices)         (Zip Code)



                                (310) 231-1280
                     ------------------------------------
                        (Registrant's telephone number)
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ITEM 5.  OTHER EVENTS.

     On February 10, 1998, Imperial Credit Commercial Mortgage Investment Corp. (the "Registrant") issued a press release reporting its operating results with respect to the period from October 22, 1997, the date of the completion of the registrant's initial public offering, through December 31, 1997. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.


ITEM 7.  EXHIBIT

     Exhibit 99.1  Press release of the Registrant, dated February 10, 1998
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                                   SIGNATURE


     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


             IMPERIAL CREDIT COMMERCIAL MORTGAGE INVESTMENT CORP.


             By:                 /s/  MARK S. KARLAN
                ------------------------------------------------------
                 Mark S. Karlan, President and Chief Executive Officer


Dated:  February 10, 1998
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                                 EXHIBIT INDEX



EXHIBIT
  NO.               DESCRIPTION
-------         --------------------
99.1         Press release of the Registrant dated February 10, 1998